UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 11, 2021
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On January 11, 2021, Pilgrim’s Pride Corporation (“Pilgrim’s” or the “Company”) announced that it has entered into an agreement (the “Agreement”) to settle all claims made by the putative Direct Purchaser Plaintiff Class (“DPP Class”) in the In re Broiler Chicken Antitrust Litigation (the “Broiler Antitrust Civil Litigation”). Pursuant to the Agreement, Pilgrim’s has agreed to pay the DPP Class $75 million, which will be reflected in Pilgrim’s fourth quarter 2020 financial statements. The Agreement is subject to court approval and does not settle claims made by plaintiffs outside of the DPP Class in the Broiler Antitrust Civil Litigation. While Pilgrim’s does not admit any liability for the claims alleged in the Broiler Antitrust Civil Litigation, it believes a settlement was in the best interests of the Company and its shareholders.

Attached as an Exhibit to this Form 8-K is the Company’s press release regarding the Agreement.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. Words such as “subject,” “reflect,” “may,” “will,” “expects,” “believes” and similar expressions are used to identify these forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include future developments related to the Agreement and the matters discussed herein, and other factors discussed in the risk factors sections of Pilgrim’s Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K on file with the Securities and Exchange Commission. The forward-looking statements speak only as of the date hereof, and Pilgrim’s undertakes no obligation to update any such statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.
Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1    Press Release of Pilgrim's Pride Corporation dated January 11, 2021.

Exhibit 104     Cover Page Interactive Data File formatted in iXBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	January 11, 2021	/s/ Fabio Sandri
Fabio Sandri
President and Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer